UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 8, 2023
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 8, 2023, the Audit Committee (the “Committee”) of the Board of Directors of Alico, Inc. (the “Company”) approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024, subject to the completion of Grant Thornton’s client acceptance procedures.

On December 8, 2023, the Committee approved the dismissal of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm. The reports of RSM on the Company’s financial statements for each of the two fiscal years ended September 30, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended September 30, 2022 and 2023 and in the subsequent interim period through December 8, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the matter in its report on the financial statements for such years.

In the fiscal years ended September 30, 2022 and 2023 and in the subsequent interim period through December 8, 2023, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except that, RSM issued an adverse opinion in their report on internal control over financial reporting as of September 30, 2022 as a result of the material weakness in the Company’s internal control over financial reporting that the Company previously reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, related to the Company’s controls around (i) the completeness and accuracy of the information used in the preparation of its income tax provision and (ii) the evaluation of misstatements and the impact to the financial statements for all periods presented. This material weakness resulted in the restatements of the Company’s consolidated balance sheets, consolidated statements of changes in equity and related disclosures as of September 30, 2021, and as of the end of each quarterly period ended June 30, 2022, March 31, 2022, December 31, 2021, June 30, 2021, March 31, 2021, and December 31, 2020 to correct errors relating to the calculation of deferred tax liabilities and make adjustments to the amounts of previously reported deferred tax liabilities and retained earnings. As reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the Securities and Exchange Commission on December 6, 2023, management concluded that the material weakness was remediated during the fourth quarter of 2023 and that, as of September 30, 2023, its internal control over financial reporting was effective.

The Company provided RSM with a copy of the disclosures contained in this Current Report on Form 8-K and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of RSM’s letter, dated December 14, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended September 30, 2022 and 2023 and the subsequent interim period through December 8, 2023, neither the Company nor anyone on its behalf consulted with Grant Thornton with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from RSM US LLP dated December 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2023	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer